UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2009

GT SOLAR INTERNATIONAL, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054

(Address of Principal Executive Offices, including  Zip Code)

(603) 883-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 22, 2009, the Board of Directors of GT Solar International, Inc. (the “Company”)  appointed R. Chad Van Sweden as a director of the Company to fill the vacancy resulting from the resignation of Richard K. Landers, which became effective on December 22, 2009.

Mr. Van Sweden is a Vice President of the GFI Energy Group of Oaktree Capital Management, L.P.  The Company’s principal stockholder, GT Solar Holdings, LLC (“GT Solar Holdings”) is controlled by OCM/GFI Power Opportunities Fund II, L.P. (the “Main Fund”) and OCM/GFI Power Opportunities Fund II (Cayman), L.P. (the “Cayman Fund”), two investment funds affiliated with Oaktree Capital Management, L.P.  On December 30, 2005, the members of GT Solar Holdings, including the Main Fund and the Cayman Fund, certain former directors and executive officers and certain other investors entered into a limited liability company agreement for GT Solar Holdings, LLC.  A description of the terms of the limited liability company agreement is contained under the heading “Related Party Transactions-Limited Liability Company Agreement of GT Solar Holdings, LLC” in the Company’s proxy statement for the 2009 annual meeting of stockholders, filed on July 2, 2009.  On July 1, 2008, the Company, GT Solar Holdings, GT Solar Incorporated and the Main Fund entered into an amended and restated registration rights agreement with respect to shares issued to the main Fund in respect of its shareholders in GT Solar Holdings.  A description of the terms of the amended and restated registration rights agreement is contained under the heading “Related Party Transactions-Registration Rights Agreement” in the Company’s proxy statement for the 2009 annual meeting of stockholders.  On July 1, 2008, the Company entered into an amended and restated employee stockholders agreement with GT Solar Holdings, GT Solar Incorporated and certain employees of the Company.  A description of the terms of the amended and restated registration rights agreement is contained under the heading “Related Party Transactions-Employee Stockholders Agreement” in the Company’s proxy statement for the 2009 annual meeting of stockholders.

On July 28, 2009, GT Solar Holdings used the net proceeds from the Company’s initial public offering to make payments to holders of its shares, including the Main Fund and the Cayman Fund.  A description of these payments is contained under the heading “Related Party Transactions-Payments to Holders of GT Solar Holdings, LLC Shares” in the Company’s proxy statement for the 2009 annual meeting of stockholders.  As a non-employee director, Mr. Van Sweden will be entitled to receive standard compensation for his service on the board, which payments and equity awards will be made to GFI Energy Ventures LLC in lieu of making these payments and equity awards to Mr. Van Sweden.  A description of these non-employee director fees is contained under the heading “Related Party Transactions-Non-Employee Director Fees” in the Company’s proxy statement for the 2009 annual meeting of stockholders.

A copy each of the limited liability company agreement, the amended and restated registration rights agreement and the amended and restated employee stockholders agreement has been filed as Exhibit 10.33, 10.40 and 4.4, respectively, to the Company’s registration statement on Form S-1, Registration No. 333-142383, and are incorporated by reference herein.  The description of those agreements is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued December 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GT SOLAR INTERNATIONAL, INC.

/s/ HOIL KIM
Date:	December 22, 2009	Hoil Kim
General Counsel